UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2007

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 9, 2007, Placer Sierra Bancshares, a California corporation and holding corporation for Placer Sierra Bank (“Placer Sierra”) entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Wells Fargo & Company, a Delaware corporation (“Wells Fargo”), pursuant to which a wholly-owned subsidiary of Wells Fargo will be merged with and into Placer Sierra on the terms and subject to the conditions set forth in the Reorganization Agreement, with Placer Sierra continuing as the surviving corporation (the “Merger”). The completion of the Merger is subject to various customary conditions, including receipt of requisite governmental approvals and the approval of the shareholders of Placer Sierra.

Under the terms of the Reorganization Agreement, each outstanding share of Placer Sierra common stock (other than shares as to which statutory dissenters’ appraisal rights have been exercised and other than treasury shares) will be converted into the right to receive a number of shares of Wells Fargo common stock equal to: (i) if the Wells Fargo Measurement Price is equal to or less than $32.5783, then .8595 shares of Wells Fargo common stock for each share of Placer Sierra common stock, (ii) if the Wells Fargo Measurement Price is greater than $32.5783 but less than $39.8179, the quotient determined by dividing $28.00 by the Wells Fargo Measurement Price (such quotient to be rounded to the nearest ten-thousandth), and (iii) if the Wells Fargo Measurement Price is greater than or equal to $39.8179, then .7032 shares of Wells Fargo common stock for each share of Placer Sierra common stock, in each case subject to certain adjustments as set forth in the Reorganization Agreement. The “Wells Fargo Measurement Price” is the volume weighted average of the daily volume weighted average price of a share of Wells Fargo common stock on the New York Stock Exchange only as reported by Bloomberg LP for each of the twenty (20) consecutive trading days ending on the fifth trading day immediately prior to the Closing Date (as such term is defined in the Reorganization Agreement), rounded to the nearest ten-thousandth. In addition, Wells Fargo will assume all Placer Sierra options which are outstanding at the effective time of the Merger, which will then become options to purchase Wells Fargo common stock in accordance with the terms of the Reorganization Agreement. Warrants to purchase Placer Sierra common stock which have not expired pursuant to their terms prior to the effective time of the Merger will terminate in connection with the Merger.

In connection with the execution and delivery of the Reorganization Agreement by Placer Sierra, all members of Placer Sierra’s Board of Directors and certain executive officers entered into lock-up agreements (“Lock-Up Agreements”) agreeing, among other things, to vote all of their shares of Placer Sierra common stock in favor of the Merger and to refrain from transferring or otherwise disposing of their shares of Placer Sierra common stock (subject to certain exceptions) prior to voting such shares in favor of the Merger.

A copy of the Reorganization Agreement and a form of Lock-Up Agreement are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 10.1, respectively, and incorporated herein by reference. The foregoing description of the Reorganization Agreement and the Lock-Up Agreements is not comprehensive and is qualified in its entirety by reference to the full text of the attached exhibits.

The Reorganization Agreement has been included to provide shareholders of Placer Sierra and other investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations between Placer Sierra and Wells Fargo

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with respect to the Merger described above, the Reorganization Agreement is not intended to be a source of factual, business or operational information about Placer Sierra or Wells Fargo. The Reorganization Agreement contains representations and warranties that Placer Sierra and Wells Fargo made to each other as of the date of the Reorganization Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Placer Sierra and Wells Fargo and are subject to important qualifications and limitations agreed to by Placer Sierra and Wells Fargo in connection with negotiating the Reorganization Agreement. Accordingly, shareholders of Placer Sierra and other investors should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk between Placer Sierra and Wells Fargo rather than establishing matters as facts.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Wells Fargo intends to file a registration statement with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, which will contain a proxy statement-prospectus with respect to the Merger and the parties also will file other relevant materials with the SEC. Shareholders of Placer Sierra and other investors are urged to read the registration statement and proxy statement-prospectus, as well as any amendments or supplements to the registration statement or proxy statement-prospectus, because those documents will contain important information. Upon filing with the SEC, the registration statement and proxy statement-prospectus will be available free on the SEC’s website (http://www.sec.gov). Wells Fargo and Placer Sierra will provide, without charge, copies of the proxy statement-prospectus, and any SEC filings incorporated by reference into the proxy statement-prospectus, upon request as follows:

Wells Fargo & Company, Attention Corporate Secretary, MAC N9305-173, Sixth and Marquette, Minneapolis, Minnesota 55479, (612) 667-8655.

Placer Sierra Bancshares, Attention Angelee Harris, Corporate Counsel, 525 J Street, Sacramento, California 95814, (916) 554-4822.

Wells Fargo and Placer Sierra and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Placer Sierra shareholders with the proposed transaction. Information about Wells Fargo’s directors and executive officers and their ownership of Wells Fargo common stock is in Wells Fargo’s definitive proxy statement on Schedule 14A for Wells Fargo’s 2006 annual meeting of stockholders, filed with the SEC on March 17, 2006. Information about Placer Sierra’s directors and executive officers and their ownership of Placer Sierra common stock is in the joint proxy statement/prospectus for Placer Sierra’s 2006 annual meeting of shareholders, dated April 21, 2006 and filed with the SEC on April 25, 2006. The proxy statement-prospectus for the proposed transaction between Wells Fargo and Placer Sierra will provide additional information about participants in the solicitation of proxies from Placer Sierra shareholders.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, between Placer Sierra Bancshares and Wells Fargo & Company, dated January 9, 2007.

10.1	Form of Lock-Up Agreement by and between each of the directors and certain executive officers of Placer Sierra Bancshares and Wells Fargo & Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLACER SIERRA BANCSHARES

Date: January 16, 2007	By:	/s/ David E. Hooston
David E. Hooston
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, between Placer Sierra Bancshares and Wells Fargo & Company, dated January 9, 2007.

10.1	Form of Lock-Up Agreement by and between each of the directors and certain executive officers of Placer Sierra Bancshares and Wells Fargo & Company.

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